California Gold Corp.	EXHIBIT 10.11A
Schedule to Exhibit 10.11

Note: For the Exhibit listed in the first column below, only the Form of Amendment to Promissory Note Agreement has been filed as an exhibit to the Registrant's Form S-1 registration statement. This Schedule provides detail as to the actual Amendments signed by the persons indicated below and lists the material details in which each such Agreement differs from the form of document filed.

			Notes Governed by the Amendment
Exhibit No.	Name of Holder Who Executed Amendment	Date of Amendment Execution	Issue Date	Maturity Date	Amount of Note

10.11	Michael Baybak	10/13/2010	9/9/2009	9/9/2010	$2,500
		10/13/2010	12/10/2009	12/10/2010	$2,500
		10/13/2010	3/5/2010	3/5/2011	$3,000

	James Davdison	10/13/2010	9/9/2009	9/9/2010	$2,500
		10/13/2010	12/10/2009	12/10/2010	$2,500
		10/13/2010	3/5/2010	3/5/2011	$3,000

	Barry Honig	10/13/2010	10/9/2009	10/9/2010	$2,500
		10/13/2010	12/10/2009	12/10/2010	$2,500
		10/13/2010	3/22/2010	3/22/2011	$3,000

	Gottbetter Capital Group, Inc.	10/13/2010	10/12/2009	10/12/2010	$2,500
		10/13/2010	12/10/2009	12/10/2010	$2,500
		10/13/2010	3/23/2010	3/23/2011	$2,500